EXHIBIT 10.1

                            FIRST AMENDMENT TO

                        SECOND AMENDED AND RESTATED

                   TRANSFER AND ADMINISTRATION AGREEMENT


          FIRST AMENDMENT TO SECOND AMENDED AND RESTATED TRANSFER AND ADMINISTRATION AGREEMENT (this "Amendment"), dated as of July 31, 1995, by and among MATTEL SALES CORP., a California corporation, and FISHER-PRICE, INC., a Delaware corporation, as transferors (each, a "Transferor"), MATTEL, INC., a Delaware corporation, as guarantor and servicer (the "Guarantor" and the "Servicer"), THE BANKS LISTED ON THE SIGNATURE PAGES HEREOF (collectively, the "Banks") and NATIONSBANK OF TEXAS, N.A., a national banking association, as agent on behalf of the Banks (the "Agent") amending that certain Second Amended and Restated Transfer and Administration Agreement dated as of March 10, 1995, by and among the Transferors, the Guarantor, the Servicer, the Banks and the Agent (the "Original Agreement" and said agreement as amended by this Amendment, the "Agreement").


                          PRELIMINARY STATEMENTS


          WHEREAS, the Transferors have requested that the Banks agree to certain amendments to the Original Agreement and subject to the terms and conditions hereof the Banks have agreed to such amendments.

          NOW, THEREFORE, the parties hereby agree as follows:

          Section 1. Definitions. All capitalized terms used herein which are not otherwise defined are used as defined in the Original Agreement.

          Section 2. Amendment of Definition of "Eligible Receivable". Clause (ix) of the definition of "Eligible Receivable" set forth in Section
1.1 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

          "(ix) the remaining term of which at the time of transfer hereunder does not extend beyond the next succeeding Remittance Date; and"

          Section 3. Amendment of Section 2.2. Section 2.2 of the Original Agreement is hereby amended by deleting the phrase "March 17" appearing in the proviso in the first paragraph of said Section and replacing such phrase with "December 27".

          Section 4. Representations and Warranties. The Transferors hereby make to each of the Banks, on and as of the date hereof, all of the representations and warranties set forth in Section 3.1 of the Original Agreement, except to the extent that any such representation or warranty relates to an earlier date. In addition, Mattel, Inc. hereby makes to each of the Banks, on and as of the date hereof, all the representations and warranties set forth in Section 3.2 of the Original Agreement, except to the extent that any such representation or warranty relates to an earlier date.

          SECTION 5. Conditions Precedent. This Amendment shall not become effective until the Agent shall have received the following:

          (a) An opinion of counsel to the Transferors with respect to certain corporate matters and the enforceability against the Transferors of the Original Agreement as amended hereby, in form and substance acceptable to the Agent; and

          (b) An opinion of counsel to Servicer and the Guarantor with respect to certain corporate matters and the enforceability against each of the Servicer and the Guarantor of the Original Agreement as amended hereby, in form and substance acceptable to the Agent.

          SECTION 6. Amendment and Waiver. No provision hereof may be amended, waived, supplemented, restated, discharged or terminated without the written consent of the parties hereto.

          SECTION 7. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflicts of Governmental Rules provisions thereof. This Amendment together with the Original Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire Agreement among the parties hereto with respect to the subject matter hereof superseding all prior oral or written understandings.


                                    2


          SECTION 8. Severability; Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Amendment. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 9. Captions. The captions in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 10. Ratification. Except as expressly affected by the provisions hereof, the Original Agreement as amended by this Amendment shall remain in full force and effect in accordance with its terms and ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Original Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Original Agreement as amended by this Amendment.


                                    3


          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                         MATTEL SALES CORP.,
                              as Transferor



                         By: /s/ William Stavro
                             -------------------------
                             Name:  WILLIAM STAVRO
                             Title: Vice President and
                                      Treasurer


                         FISHER-PRICE, INC.,
                              as Transferor



                         By: /s/ William Stavro
                             -------------------------
                             Name:  WILLIAM STAVRO
                             Title: Treasurer


                         MATTEL, INC., as Guarantor
                              and Servicer



                         By: /s/ William Stavro
                             -------------------------
                             Name:  WILLIAM STAVRO
                             Title: Sr. Vice President
                                      and Treasurer


                         NATIONSBANK OF TEXAS, N.A.,
                              as Agent and a Bank



                         By: /s/ Tom F. Schaffenberg
                             --------------------------
                             Name:  TOM F. SCHAFFENBERG
                             Title: Vice President


                                    4


                         BANK OF AMERICA NATIONAL TRUST
                           AND SAVINGS ASSOCIATION



                         By: /s/ Robert W. Troutman
                             -------------------------
                             Name:  ROBERT W. TROUTMAN
                             Title: Managing Director


                                    5


                         PNC BANK, NATIONAL ASSOCIATION


                         By: /s/ Ted A. Dunn
                             -------------------------------
                             Name:  TED A. DUNN
                             Title: Assistant Vice President


                                    6


                         CHEMICAL BANK



                         By: /s/ David J. Corcoran
                             ------------------------
                             Name:  DAVID J. CORCORAN
                             Title: Vice President


                                    7


                         THE FIRST NATIONAL BANK
                           OF BOSTON



                         By: /s/ Debra Zurka
                             ---------------------
                             Name:  DEBRA ZURKA
                             Title: Vice President


                                    8


                         TORONTO-DOMINION
                           (TEXAS), INC.



                         By: /s/ Diane Bailey
                             ---------------------
                             Name:  DIANE BAILEY
                             Title: Vice President


                                    9


                         CITICORP USA, INC.



                         By: /s/ Majorie Futornick
                             ------------------------
                             Name:  MAJORIE FUTORNICK
                             Title: Vice President


                                    10


                         ABN AMRO BANK N.V.

                         By: /s/ Matthew S. Thomson
                             ---------------------------
                             Name:  MATTHEW S. THOMSON
                             Title: Group Vice President



                         By: /s/ Patrick A. Russo
                             -------------------------------
                             Name:  PATRICK A. RUSSO
                             Title: Assistant Vice President


                                    11


                         DRESDNER BANK AG
                           Los Angeles Agency



                         By: /s/ Barbara J. Readick
                             ----------------------
                             Name:  BARBARA J. READICK
                             Title: Vice President

                         By: /s/ Dennis G. Blank
                             ----------------------
                             Name:  DENNIS G. BLANK
                             Title: Vice President


                                    12



                         MANUFACTURERS &
                           TRADERS TRUST CO.


                         By: /s/ Geoffrey R. Fenn
                             -----------------------
                             Name:  GEOFFREY R. FENN
                             Title: Vice President


                                    13


                         ISTITUTO BANCARIO SAN
                           PAOLO DI TORINO SPA



                         By: /s/ Glen Binder
                             ---------------------
                             Name:  GLEN BINDER
                             Title: Vice President



                         By: /s/ Jean Chang
                             -------------------------------
                             Name:  JEAN CHANG
                             Title: Assistant Vice President


                                    14


                         THE BANK OF
                           CALIFORNIA, N.A.



                         By: /s/ Lynn E. Vine
                             ---------------------
                             Name:  LYNN E. VINE
                             Title: Vice President


                                    15


                         BANQUE NATIONALE
                           DE PARIS



                         By: /s/ C. Bettles
                             ----------------------------
                             Name:  C. BETTLES
                             Title: Senior Vice President
                                      & Manager



                         By: /s/ Mitchell M. Ozawa
                             ------------------------
                             Name:  MITCHELL M. OZAWA
                             Title: Vice President


                                    16


                         MARINE MIDLAND BANK



                         By: /s/ William M. Holland
                             -------------------------
                             Name:  WILLIAM M. HOLLAND
                             Title: Vice President


                                    17


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